Exhibit 10.2

GORDON SILVER	E-Filed On ___________________
GERALD M. GORDON, ESQ.
Nevada Bar No. 229
E-mail: ggordon@gordonsilver.com
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
E-mail: tfell@gordonsilver.com
JOHN P. WITUCKI, ESQ.
Nevada Bar No. 10800
E-mail: jwitucki@gordonsilver.com
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada 89169
Telephone (702) 796-5555
Facsimile (702) 369-2666
Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEVADA

In re: RIVIERA HOLDINGS CORPORATION ☐ Affects this Debtor.	Case No.: 10-22910-LBR Chapter 11 Jointly Administered with: 10-22913-LBR Riviera Operating Corp. 10-22915-LBR Riviera Black Hawk, Inc. Date: N/A Time: N/A
☒Affects all Debtors.
☐ Affects RIVIERA OPERATING CORPORATION
☐ Affects RIVIERA BLACK HAWK, INC.

NOTICE OF (i) EFFECTIVE DATE OF PLAN; AND (ii) DEADLINE FOR FILING
REQUESTS FOR PAYMENT OF ADMINISTRATIVE CLAIMS AND PROFESSIONAL
FEE CLAIMS, INCLUDING CLAIMS UNDER 11 U.S.C. § 503(b)

NOTICE IS HEREBY GIVEN that as of December 1, 2010, all conditions precedent to the effectiveness of the Second Amended Joint Plan of Reorganization (the “Plan”) [Docket No. 257], as confirmed by the Order Confirming Plan [Docket No. 352] entered by the Court on November 17, 2010, have been met and the Effective Date1 of the Plan shall be December 1, 2010, for all purposes.

NOTICE IS FURTHER HEREBY GIVEN THAT the Administrative Claim Bar Date for filing requests for payment of all Administrative Claims against the Debtors, including claims pursuant to 11 U.S.C. § 503(b), shall be the first Business Day occurring on or after the sixtieth (60) day after the Substantial Consummation Date.

GORDON SILVER

By:
GERALD M. GORDON, ESQ.
THOMAS H. FELL, ESQ.
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada 89169
Attorneys for Debtors

1 All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.